Ziegler Strategic Income Fund

Investor Class (Nasdaq Symbol: ZLSCX)
Institutional Class (Nasdaq Symbol: ZLSIX)

A series of Trust for Advised Portfolios

February 13, 2015

Supplement to the Prospectus and Summary Prospectus
dated January 25, 2015

Effective February 9, 2015, Mr. Brian Schuster serves as a Portfolio Manager to the Ziegler Strategic Income Fund (“Strategic Income Fund”).  The “Portfolio Manager” section on Page 10 of the Prospectus and Page 9 of the Summary Prospectus is revised to include the following:

Brian Schuster is a Senior Portfolio Manager of the investment adviser since February 2015.

The “Portfolio Manager” section on Page 22 of the Prospectus is revised to include the following:

Brian Schuster is a Senior Portfolio Manager of the investment adviser since February 2015.

Mr. Schuster joined the adviser in February 2015. Previously he was a Portfolio Manager with ASNY Asset Management and with Fort Sheridan Advisors. He also spent five years with Pine River Capital Management as a Risk Manager where he focused on the automation of risk systems and modeling.  Additionally, Mr. Schuster has held credit research positions with Credit Agricole, and Prudential PLC.  Mr. Schuster has extensive experience with credit instruments and related risk management.

In addition, the “Performance Section” on Page 9 of the Prospectus and Page 8 of the Summary Prospectus is revised to remove the following sentence:

The year-to-date return as of the most recent calendar quarter, which ended December 31, 2014, was -1.69%.

Please retain this Supplement with your Prospectus.

Ziegler Strategic Income Fund

Investor Class (Nasdaq Symbol: ZLSCX)
Institutional Class (Nasdaq Symbol: ZLSIX)

A series of Trust for Advised Portfolios

February 13, 2015

Supplement to the Statement of Additional Information (“SAI”)
dated January 25, 2015

Effective February 9, 2015, Mr. Brian Schuster serves as a Portfolio Manager to the Ziegler Strategic Income Fund (“Strategic Income Fund”).  The “Portfolio Manager” section beginning on Page 40 of the SAI is revised to include the following information:

The number of accounts and assets is shown as of February 9, 2015 for the portfolio manager.

	Number of Other Accounts Managed And Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brian Schuster	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

The portfolio manager is compensated in various forms. The following table outlines the forms of compensation paid to the portfolio manager as of February 9, 2015.  There are no differences between the method used to determine the portfolio manager’s compensation with respect to the Strategic Income Fund and other accounts.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Brian Schuster	Salary (paid in cash)	Ziegler Capital Management, LLC
Mr. Schuster’s salary is determined on an annual basis, and it is a fixed amount throughout the year.  It is not based on the performance of the Strategic Income Fund or on the value of the assets held in the Strategic Income Fund’s portfolio.

	Bonus (paid in cash)	Ziegler Capital Management, LLC	Mr. Schuster is a Senior Portfolio Manager of Ziegler Capital Management, LLC and receives a bonus based on the profitability of Ziegler Capital Management LLC.

The following table sets forth the dollar range of equity securities of the Strategic Income Fund beneficially owned by Mr. Schuster as of February 9, 2015:

Name	Dollar Range of Equity Securities in the Strategic Income Fund
Brian Schuster	None

Please retain this Supplement with your SAI.